Nuveen Life Funds	Supplement

Nuveen Life Funds

Nuveen Life Large Cap Responsible Equity Fund

SUPPLEMENT NO. 5
dated February 27, 2026 to the Statutory Prospectus (“Prospectus”) dated May 1, 2025

Effective February 27, 2026, the following hereby replaces in their entirety the first, third and fourth paragraphs of the section entitled “Principal investment strategies” on page 52 of the Prospectus:

New First Paragraph-

Under normal circumstances, the Fund invests at least 80% of its assets in large-cap equity securities that meet the Fund’s ESG criteria. For these purposes, “equity securities” include equity securities of any type, including common stocks; preferred securities; warrants to purchase common stocks and preferred securities; convertible debt securities that are either in the money or immediately convertible into common stocks or preferred securities; common and preferred securities issued by master limited partnerships and real estate investment trusts; depositary receipts; and other securities with equity characteristics. The Fund attempts to achieve the return of the U.S. stock market as represented by its benchmark, the S&P 500® Index, while taking into consideration certain ESG criteria, which include criteria relating to carbon intensity and fossil fuel reserves. See “Additional information about the Fund’s benchmark index” in the non-summary portion of the Prospectus for more information about the Fund’s benchmark. For purposes of the 80% investment policy, “large-cap” securities are equity securities that have a market capitalization within the range of companies included in the S&P 500 Index on the last business day of the month in which its most recent rebalancing was completed (as adjusted by changes to the index between rebalancings) and “assets” means net assets, plus the amount of any borrowings for investment purposes.

New Third and Fourth Paragraphs-

The ESG evaluation process is conducted on an industry-specific basis and involves the identification of key performance indicators, which are given more or less relative weight compared to the broader range of potential assessment categories. When ESG concerns exist, the evaluation process gives careful consideration to how companies address the risks and opportunities they face in the context of their sector or industry and relative to their peers. The Fund will not generally invest in companies significantly involved in certain business activities, including but not limited to the production of alcohol, tobacco, military weapons, firearms, thermal coal, adult entertainment, arctic oil and gas, oil sands extraction, for-profit prisons and gambling products and services.

In addition to the overall ESG performance evaluation, the Fund favors companies that (1) demonstrate leadership in managing and mitigating their current carbon intensity and (2) do not have evidence of fossil fuel reserves ownership, regardless of industry. The determination of leadership criteria takes into consideration company carbon intensity in relative terms (e.g., tons of carbon emitted per unit of economic output such as sales). Reserves are fossil fuel deposits that have not yet been extracted. Evidence of fossil fuel reserves ownership includes company disclosure and statements regarding ownership.

Effective February 27, 2026, the following hereby replaces in its entirety the Low-Carbon Risk of the section entitled “Principal investment risks” on page 53 of the Prospectus:

Low-Carbon Risk—The risk that because the Fund’s investment strategy includes a special emphasis on companies with low current carbon intensity and an absence of fossil fuel reserves ownership, the Fund’s portfolio might exclude certain issuers for nonfinancial reasons and the Fund may forgo some market opportunities that otherwise would be available.

Effective February 27, 2026, the following hereby replaces in its entirety the third paragraph of the sub-section “Additional information about the Funds” of the section entitled “Additional information about investment strategies and risks of the Funds” on page 92 of the Prospectus:

The environmental, social and governance (“ESG”) criteria utilized by the Large Cap Responsible Equity Fund evaluate issuers of equity securities in connection with certain environmental, social and governance assessment categories in reliance on input from ESG vendor(s). Examples of environmental assessment categories are: climate change, natural resource use, waste management and environmental opportunities. Social evaluation categories include human capital, product safety and social opportunities. Governance assessment categories include corporate governance, business ethics and government and public policy. How well companies adhere to international norms and principles and involvement in major ESG controversies (examples of which may relate to the environment, customers, human rights and community, labor rights and supply chain, and governance) are other considerations. Subject to Board review, the Fund has the right to change the ESG vendor(s) at any time and to change the number of vendors providing this service. While the Large Cap Responsible Equity Fund favors companies that (1) demonstrate leadership in managing and mitigating their current carbon intensity and (2) do not have evidence of fossil fuel reserves ownership, regardless of industry, the Fund may invest in companies that are engaged in the extraction, storage and transportation of fossil fuels as long as they also meet the aforementioned criteria.

Effective February 27, 2026, the following hereby replaces in its entirety the Low-Carbon Risk of the sub-section “Equity securities risks” of the sub- section “Additional information on principal investment risks of the Funds” of the section entitled “Additional information about investment strategies and risks of the Funds” on page 102 of the Prospectus:

Low-Carbon Risk—The risk that because the Large Cap Responsible Equity Fund’s investment strategy includes a special emphasis on companies with low current carbon intensity and an absence of fossil fuel reserves ownership, the Fund’s portfolio might exclude certain issuers for nonfinancial reasons and the Fund may forgo some market opportunities that otherwise would be available.

Effective February 27, 2026, the following hereby replaces in its entirety the Nuveen Life Large Cap Responsible Equity Fund part of the table of the section entitled “Additional information about the Underlying Funds” on page 125 of the Prospectus:

Nuveen Life Large Cap Responsible Equity Fund	Seeks a favorable long-term total return that reflects the investment performance of the U.S. equity markets, as represented by the benchmark index, while giving special consideration to certain environmental, social and governance (“ESG”) criteria. Under normal circumstances, the Fund invests at least 80% of its assets in large-cap equity securities that meet the Fund’s ESG criteria. The Fund attempts to achieve the return of the U.S. stock market as represented by its benchmark, the Standard & Poor’s 500 Index, while taking into consideration certain ESG criteria, which include criteria relating to carbon intensity and fossil fuel reserves.

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